Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Borrowings
Amounts due within one year	$ 531,209	$ 188,167
Less: unamortized deferred loan/bond issuance costs	(10,659)	(8,800)
Borrowings, current portion	520,550	179,367
Amounts due after one year	2,344,389	2,399,849
Less: unamortized deferred loan/bond issuance costs	(36,480)	(31,660)
Borrowings, non-current portion	2,307,909	2,368,189
Total	$ 2,828,459	$ 2,547,556